UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


    Date of report (Date of earliest event reported):  June 8, 2005


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                       LASALLE HOTEL PROPERTIES
        (Exact name of registrant as specified in its charter)


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        Maryland                1-14045             36-4219376
     ----------------      -----------------     ------------------
     (State or Other       (Commission File      (IRS Employer
     Jurisdiction of            Number)          Identification No.)
     Incorporation)


                        3 Bethesda Metro Center
                              Suite 1200
                       Bethesda, Maryland 20814
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               (Address of principal executive offices)


  Registrant's telephone number, including area code:  (301) 941-1500


                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE

     LaSalle Hotel Properties (NYSE: LHO) today announced that it has successfully executed a $59.6 million secured loan with KeyBank at a fixed rate of 5.35 percent. The term of the loan is seven years and is collateralized by the Company's 282-room Hilton San Diego Gaslamp Quarter. Proceeds from the financing will be used to reduce LaSalle's outstanding
balance on its credit facility.   A copy of the press release is filed as
an exhibit to this report and is incorporated by reference herein.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

           The following exhibit is included with this Report:

           Exhibit 99.1 Press release dated June 8, 2005 issued by LaSalle Hotel Properties.






     NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LASALLE HOTEL PROPERTIES




Dated:  June 9, 2005              BY:  /s/ HANS S. WEGER
                                       ------------------------------
                                       Hans S. Weger
                                       Executive Vice President,
                                       Treasurer and
                                       Chief Financial Officer

                             EXHIBIT INDEX
                             -------------



Exhibit
Number           Description
-------          -----------

  99.1           Press release dated June 8, 2005 issued by
                 LaSalle Hotel Properties.